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                                                                   EXHIBIT 10.18

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT



         AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of November 10, 1999 (this "Amendment No. 2"), to the Credit Agreement dated as of August 24,1999, as amended by Amendment No. 1 dated as of September 24, 1999 (the "Credit Agreement"), among Comerica Bank and the other financial institutions from time to time parties thereto (individually, a "Bank", and collectively, "Banks"), Comerica Bank, as Agent for the Banks (in such capacity, "Agent"), and Saturn Electronics & Engineering, Inc., Saturn Manufacturing Co., and Smartflex Systems, Inc., successor in interest to SSI Acquisition Corp. by reason of merger ("Borrowers").

                              W I T N E S S E T H:

         WHEREAS, the Banks, the Agent and the Borrowers are parties to the Credit Agreement; and

         WHEREAS, the Borrowers, the Agent and the Banks wish to amend an incorrect cross reference in the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:


                     ARTICLE I -- DEFINITIONS AND AMENDMENTS

         1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

         1.2 Amendment to Section 2.5. Section 2.5(e)(i) and (ii) are amended by deleting the references to Section 10.1(j) where they appear therein and replacing them with Section 10.1(k).


                  ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
                                 CONDITIONS PRECEDENT

         2.1 Representations; No Default. On and as of the effective date hereof and after giving effect to this Amendment No. 2 and to the transactions contemplated hereby, each Borrower hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 7 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each Borrower hereby confirms, reaffirms and restates such representations and warranties on and as of such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit


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Agreement as amended by this Amendment No. 2, and (ii) represents and warrants that no Default or Event of Default has occurred and is continuing.

         2.2 Effective Date. This Amendment No. 2 shall become effective when Agent shall have received counterpart originals of this Amendment No. 2, in each case duly executed and delivered by Borrowers, the Banks and the Guarantors, in form satisfactory to Agent and the Banks.


                          ARTICLE III -- MISCELLANEOUS

         3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

         3.2 Expenses. The Company shall reimburse the Agent for all its reasonable costs and expenses including, without limitation, legal expenses incurred in connection with the preparation, execution and delivery of this Amendment No. 2.

         3.3 Governing Law. This Amendment No. 2 shall be governed by, and construed and interpreted in accordance with, the law of the State of Michigan.

         3.4 Counterparts. This Amendment No. 2 may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         3.5 Guarantors. By its execution hereof, each Guarantor consents to the foregoing amendments and reaffirms and ratifies all of its obligations to the Agent and the Banks under the Guaranty.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed and delivered by their proper and duly authorized officers or other representatives as of the date first above written.


                                           BORROWERS:

                                           SATURN ELECTRONICS &
                                           ENGINEERING, INC.


                                           By:  /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------

                                           SATURN MANUFACTURING CO.


                                           By:  /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------

                                           SMARTFLEX SYSTEMS, INC.


                                           By:  /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------

                                           AGENT AND BANKS:

                                           COMERICA BANK, as Agent and as a Bank


                                           By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------




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                                           GUARANTORS:

                                           SMARTFLEX NEW JERSEY INC.



                                           By: /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------

                                           LOGICAL SYSTEMS INC.



                                           By: /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------

                                           SMARTFLEX FREMONT INC.



                                           By: /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------

                                           SMARTFLEX NEW ENGLAND INC.



                                           By: /s/ Donald J. Cowie
                                               ---------------------------------
                                           Its: CFO
                                               ---------------------------------


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